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                                                                  Exhibit 3.1(a)


                    CERTIFICATE OF AMENDMENT AND RESTATEMENT
                        OF CERTIFICATION OF INCORPORATION
                                       OF
                            FREEMARKETS ONLINE, INC.

         FREEMARKETS ONLINE, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, which was originally incorporated as Online Markets Corporation, on 3/13/95, Does Hereby CERTIFY:

                  FIRST: That the Board of Directors of the Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment and restatement to the Certificate of Incorporation of the
Corporation:

                  RESOLVED, that the Certificate of Incorporation of the Corporation be amended and restated so that said Certificate of Incorporation shall be and read as follows:

         I. NAME. The name of the Corporation is FreeMarkets OnLine, Inc.

         II. REGISTERED OFFICE AND AGENT. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, and the name of its registered agent at such address is The Corporation Trust Company.

         III. PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.

         IV.  STOCK.

                  A. Classes of Stock. The total number of shares of stock which the Corporation shall have the authority to issue is 200,000; of such shares, the number of common shares which the Corporation shall have the authority to issue is 100,000, par value $.01 per share ("Common Stock"), and the number of preferred shares which the Corporation shall have the authority to issue is 100,000, par value $.01 per share ("Preferred Stock").

                  B. Common Stock. Subject to the provisions of any series of Preferred Stock which may at the time be outstanding, the holders of shares of Common Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation (the "Board of Directors") out of any funds legally available for the purpose, such dividends as may be declared from time to time by the Board of Directors. In the event of the liquidation of the Corporation, or upon distribution of its assets, after the payment in full or the setting apart for payment of such preferential amounts, if any, as the holders of shares of Preferred Stock at the time outstanding shall be entitled, the remaining assets of the Corporation available for payment and distribution to shareholders shall, subject to any participating or similar rights of shares of Preferred Stock at the time outstanding, be distributed ratably among the holders of shares of Common Stock at the time outstanding.




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         All shares of Common Stock shall have equal voting rights, and shall have no preference, conversion, exchange, preemptive (except as otherwise provided in any agreement between holders of shares of the Common Stock and the Corporation) or redemption rights.

                  C.  Series A Convertible Preferred Stock.

                           1.  Designation and Amount.

                           (a) 17,000 shares of the Preferred Stock are hereby constituted as a series of the Preferred Stock designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"); shares of the Series A Preferred Stock shall rank prior to the Common Stock, upon liquidation and otherwise as specified herein.

                           (b) 7,000 shares of the Series A Preferred Stock are hereby constituted as "Series A-1 Convertible Preferred Stock" (the "Series A-1 Preferred Stock") and 10,000 shares of the Series A Preferred Stock are hereby constituted as "Series A-2 Convertible Preferred Stock" (the "Series A-2 Preferred Stock"). Except as set forth in Section IVC3 and 4 below, the Series A-1 Preferred Stock and the Series A-2 Preferred Stock shall be considered as one class of Stock and shall have all of the same rights, preferences and limitations.

                           2.  Dividends

                           (a) Dividends on Other Stock. The Series A Holders shall be entitled to receive such dividends as may be declared by the Board of Directors. So long as any of the Series A Preferred Stock is outstanding, (i) no dividends shall be declared or paid on Common Stock or other Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock unless an identical dividend (as adjusted pursuant to Section IVC3(d) is paid on the Series A Preferred Stock and
         (ii) no dividends (other than dividends payable in stock junior to the Series A Preferred Stock) shall be declared or paid on any Preferred Stock ranking junior to the Series A Preferred Stock;

                           (b) Dividends Not Paid in Full. When dividends are not paid in full upon shares of Series A Preferred Stock and any other Preferred Stock or Common Stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends paid upon shares of Series A Preferred Stock, such other Preferred Stock and Common Stock shall be paid pro rata so that the amount of dividends paid per share on the Series A Preferred Stock, such other Preferred Stock and Common Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series A Preferred Stock, such other Preferred Stock and Common Stock bear to each other.




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                           3. Conversion Rights. The Series A Holders shall have
         conversion rights as follows:

                           (a) Optional Conversion. Each share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share (subject to compliance with Section C3(c) of this Article), into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Initial Conversion Price for such share (as hereinafter defined) by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The "Initial Conversion Price" for each share of Series A Preferred Stock shall be either (i) $255 for each share of Series A- 1 Preferred Stock, or (ii) the actual purchase price paid for each share of Series A-2 Preferred Stock initially acquired by the original holder thereof. The "Conversion Price" for each share shall initially be the Initial Conversion Price, subject to adjustment in the manner provided in Section C3(d) of this Article.

                           (b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately prior to the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale to the public of Common Stock for an aggregate consideration of at least $10,000,000 (a "Qualified Public Offering"). Each Series A Holder immediately prior to such automatic conversion shall be entitled to all dividends which have accrued pursuant to Section C2 of this Article on the Series A Preferred Stock up to the time of the automatic conversion. Such dividends shall be paid to all such holders by the issuance of Common Stock at the then effective Conversion Price on the date of automatic conversion.

                           (c) Mechanics of Conversion.

                                    (i) No fractional shares of Common Stock
         shall be issued upon conversion of the Series A Preferred Stock. In calculating the number of Common Shares that a Series A Holder shall be entitled to receive upon conversion, the Corporation shall round any fractional number determined by such calculation upwards or downwards to the nearest whole number.

                                    (ii) Before any Series A Holder shall be
         entitled to convert the same into shares of Common Stock pursuant to Section C3(a) of this Article, he shall (a) give prior written notice to the Corporation, at the office of the Corporation, that he elects to convert the same and shall state therein the number of shares to be converted and the name(s) (with address(es)) in which he wishes the certificate(s) for shares of Common Stock (and any Series A Preferred Stock which is not being converted) to be issued, and (b) surrender to the Corporation, at the office of the Corporation, the Series A Preferred Stock certificate(s), duly endorsed. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such Series A Holder, or to his nominee(s), a certificate(s) for the number of shares of Common Stock (together with a certificate(s) for any Series A Preferred Stock which was not converted) to which he shall be entitled upon such conversion. Such conversion shall be deemed to have become effective



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         immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, the Conversion Price shall be determined as of such date and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

                                    (iii) Promptly after the closing of a
         Qualified Public Offering, the Corporation shall give each Series A Holder a written notice specifying the date of such closing and the applicable Conversion Price and calling upon such holder to surrender to the Corporation, in the manner and at the place specified therein, the certificate(s) representing his share of Series A Preferred Stock. From and after receipt of such notice each Series A Holder shall have the right to have a certificate(s) for the number of shares of Common Stock to which he is entitled upon such conversion issued to him or to his nominee(s) upon surrender of his certificate(s) for Series A Preferred Stock at the place and in the manner specified in such notice (and, in the case of a certificate(s) to be issued to his nominee(s), upon written notice to the Corporation of the name(s) and address(es) of such nominee(s)). Such conversion shall be deemed to have become effective immediately prior to the closing of such Qualified Public Offering, the Conversion Price shall be determined as of such date and time and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date and time or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

                           (d)  Adjustment to Conversion Price.

                                    (i) Adjustment Upon Stock Dividends, Splits,
         Etc. If the Corporation shall at any time (A) pay a dividend, or make a distribution, in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect immediately prior thereto shall be adjusted so that the holder of a share of Series A-1 Preferred Stock and/or Series A-2 Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series A-1 Preferred Stock and/or Series A-2 Preferred Stock been converted immediately prior to such record date.

                                    (ii) Adjustment Upon Issuance of Common
         Stock. If the Corporation shall at any time issue or sell (or pursuant to clause (iii) below, be deemed to have issued or sold) any shares of its Common Stock for a consideration per share less



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         than the applicable Conversion Price with respect to the Series A-1
         Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect immediately prior to such issuance or sale, then upon such issuance or sale, the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, shall be reduced to the price (calculated to the nearest one-hundredth of a cent) determined by dividing (A) an amount equal to the sum of (1) the product of the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect immediately prior to such issuance or sale plus (2) the aggregate consideration received by the Corporation upon such issuance or sale by (B) the number of shares of Common Stock outstanding immediately after such issuance or sale.

                                    (iii) Treatment of Convertible Securities.
         If the Corporation shall grant, issue (whether directly or by assumption in a merger or otherwise) or sell any security, obligation, option, warrant or other right which directly or indirectly may be converted into, exchanged or exercised for or satisfied in shares of Common Stock (such securities and other rights being hereinafter referred to as "Convertible Securities", and any such conversion, exchange, exercise or satisfaction being hereinafter referred to as a "conversion"), whether or not the right to effect a conversion thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Corporation upon conversion thereof, by
         (B) the total maximum number of shares of Common Stock issuable upon the conversion of all such Convertible Securities) shall be less than the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect immediately prior to such grant, issuance or sale, then for purposes of making the calculation in clause (ii) above, the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall (as of the date of the grant, issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the applicable Conversion Price shall be made upon the issuance of such Common Stock upon conversion of such Convertible Securities.

                                    (iv) Adjustments Required by Adjustments to
         Convertible Securities. If the purchase price provided for in any Convertible Securities, the additional consideration payable upon conversion of any Convertible Securities or the rate at which any Convertible Securities are convertible into Common Stock shall change at any time (other than pursuant to anti-dilution provisions), then the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect on the date of such change shall be readjusted to the applicable Conversion Price which would have been in effect at such time had such Convertible Securities still outstanding provided for such changed



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         purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                                    (v) Treatment of Expired or Unexercised
         Convertible Securities. If and to the extent that rights of conversion of Convertible Securities shall expire or terminate without exercise, the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect on the date of such expiration or termination shall be readjusted to the applicable Conversion Price that would have been in effect at such time had such rights never existed, and the Common Stock theretofore issuable upon conversion of such expired or terminated rights shall no longer be deemed to be outstanding.

                                    (vi) Calculation of Consideration. In case
         of a grant, issuance or sale of Common Stock or Convertible Securities for cash, for the purpose of any computation under clauses (ii), (iii) or (iv) above the value of the consideration received or receivable by the Corporation shall be deemed to be the amount of cash received or receivable by the Corporation therefor. In the case of any grant, issuance or sale of Common Stock or Convertible Securities for a consideration other than cash or a consideration, part of which shall be other than cash, for the purpose of any computation under clauses
         (ii), (iii) or (iv) above the value of the consideration other than cash received or receivable by the Corporation shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

                                    (vii) Determination of Outstanding Shares.
         For the purpose of any computations under clauses (ii), (iii) or (iv) above the number of shares of Common Stock outstanding at any given time shall include the number of shares of Common Stock actually outstanding at such time plus all shares of Common Stock which are deemed to be outstanding pursuant to clause (iii) above but shall not include shares owned or held by or for the account of the Corporation.

                                    (viii) Exceptions. The provisions of clauses
         (i) and (ii) above shall not apply to (A) up to 2600 shares of Common Stock issued or issuable upon the exercise of stock options or purchase rights granted by the Corporation from time to time to any of the Corporation's directors, officers or employees in their capacities as such, (B) the reissuance of securities previously purchased by the Corporation from any of its employees to any successor or replacement employee, or (C) securities of the Corporation issued or sold to the public pursuant to an offering registered under the Securities Act of 1933, as amended.

                                    (ix) Adjustment Upon Merger, Etc.. In the
         event of (A) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Series A Preferred Stock,
         (B) any consolidation, merger or similar combination to which the Corporation is a party (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding shares of Series A Preferred Stock or



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         Common Stock), (C) any conveyance or leasing of all or substantially all of the assets of the Corporation to another entity, or (D) any recapitalization or reorganization of the Corporation (items (A) through (D) being hereinafter referred to as a "Change in Control"), each Series A Holder shall have the right to receive the same kind and amount of shares of stock and other securities or property (including cash) receivable upon such event by a holder of the number of shares of Common Stock issuable upon conversion of such Series A Preferred Stock immediately prior to such event. If any Series A Preferred Stock is to remain outstanding after any such event, or if, as a result of such event, the Series A Holders are to become the holders of securities which are convertible into Common Stock of the Corporation or any other corporation, then effective provisions shall be made in the instrument effecting or providing for such event such that the holders of such Series A Preferred shares or such other securities shall have the benefit of anti-dilution protection which is substantially similar to that granted by this Section C4(d).

                                    (x) Notice of Adjustment. Whenever any
         Conversion Price shall be adjusted as provided in this Section C4(d), the Corporation shall promptly prepare a statement stating the adjusted Conversion Price(s) determined as provided herein. Such statement shall show in detail the facts requiring such adjustment and the manner of determining such adjustment, including, if applicable, the method of determining the fair market value of assets. Such statement shall promptly be delivered to each Series A Holder who shall request the same in writing.

                           4.  Liquidation Rights.

                           (a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up (collectively, a "Liquidation") of the Corporation, the Series A holders shall be entitled to be paid, in preference to holders of junior Preferred Stock and the Common Stock and out of the assets of the Corporation legally available for distribution to its stockholders, the following price per share in cash: (x) $255 for each share of Series A-1 Preferred Stock, and (y) the Initial Conversion Price for each share of Series A-2 Preferred Stock (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series A holders shall share ratably in such distribution.

                           (b) No distribution in Liquidation shall be made to the holders of any shares of Common Stock or junior Preferred Stock unless, prior thereto, Series A Holders receive their full Liquidation Preference in accordance with the terms of Section C4(a) of this Article. Following the payment of the full amount of the Liquidation Preference to the Series A Holders no additional distributions shall be made to such holders.

                           (c) A merger or consolidation of the Corporation with or into any other corporation (other than a consolidation of merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding shares of Series A Preferred Stock), or a share exchange or the sale or



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         conveyance of substantially all of the assets of the Corporation, shall be deemed to be a Liquidation of the Corporation within the meaning of this Section C4.

                           5.  Voting Rights.

                           (a) Except as provided below, Holders of Series A Preferred Stock shall be entitled to vote on all matters on which Holders of the Common Stock are entitled to vote and, except as otherwise provided in this Certificate of Incorporation or as required by law, the Common Stock and the Series A Preferred Stock shall vote together as one class. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on all matters on which they are entitled to vote equal to the number of shares of Common Stock (including fractional shares) into which each share of Series A Preferred Stock is then convertible;

                           (b) The Series A Holders shall be entitled to vote as a separate class to elect one (1) director to the Board of Directors. Except as provided in this subpart (b), the Series A Holders shall not otherwise be entitled to vote to elect members of the Board of Directors.

                           6. No Sinking Fund. The shares of Series A Preferred Stock shall not be subject to the benefit of a purchase, retirement or sinking fund.

                           7. No Implied Limitations. Except as otherwise provided by express provisions of this Certificate of Incorporation, nothing herein shall limit, by inference or otherwise, the discretionary rights of the Board of Directors to issue Preferred Stock which is pari passu with, or junior to, the Series A Preferred Stock in right of dividend and liquidation preference, but in no event may the Board of Directors cause to be issued Preferred Stock which has rights senior to such rights of the Series A Preferred Stock.

                           8. Amendments and Waivers. The consent of the holders of a majority of the shares of Series A Preferred Stock at the time outstanding shall be necessary for:

                           (a) the creation or authorization of the creation of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or the increase of the authorized amount of the Series A Preferred Stock or the increase of the authorization amount of any additional class or series of shares of stock unless the same ranks junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or the creation or authorization of any obligation or security convertible into shares of Series A Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series A Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise.



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                           (b) any Liquidation, dissolution or winding up of the
         Corporation or any Change in Control for a price per share of Common Stock which is less than the then current Conversion Price for the Series A-2 Preferred Stock (as the same is adjusted in the manner provided in Section IVC3(d).

                           (c) the amendment, alteration or repeal of the Company's Certificate of Incorporation or amendment, alteration or repeal of its By-laws, if such amendment, alteration or repeal, directly and adversely affects any rights and preferences of the holders of the Series A Preferred Stock.

                           (d) the purchase or set aside of any sums for the purchase of, or payment of, any dividend or the making of any distribution on, any shares of Stock other than the Series A Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee.

                           (e) the Series A Holders to waive the benefit of any right or privilege granted to Series A Holders hereunder.

                  D. Additional Series of Stock. Subject to the rights of the Series A Preferred Stock set forth in Section C8 of this Article, the Board of Directors is hereby expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one (1) or more additional series, with such designations, preferences and relative, participating, optional or other rights, and subject to such qualifications, limitations or restrictions, as shall be stated in the resolution(s) providing for the issue thereof adopted by the Board of Directors and the certificate of designations filed under the GCL setting forth such resolution(s).

         V. COMPROMISE OR ARRANGEMENT. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its creditors or any class of them and/or between the Corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of
         Section 291 of the GCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said




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         compromise or arrangement of the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all of the creditors or class of creditors, and/or on all the shareholders or class of shareholders of the Corporation, as the case may be, and also on the Corporation.

         VI. LIABILITY OF DIRECTORS. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the GCL as the same exists or may hereafter be amended.

         VII. INDEMNIFICATION. The Corporation shall, to the fullest extent permitted by the GCL as the same exists or may hereafter be amended, indemnify any and all persons whom it shall have power to indemnify under the GCL from and against any and all expenses, liabilities or other matters with respect to which such indemnification is permitted under the GCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         VIII. AMENDMENT. From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the shareholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article.

         IX. ELECTION OF DIRECTORS. Unless otherwise provided in the By-laws of the Corporation, election of directors need not be by written ballot.

         X. AMENDMENT OF BYLAWS. The Board of Directors shall have the power to make, amend, alter or repeal by By-laws of the Corporation, in whole or in part.

                  SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment and restatement in accordance with the provisions of Section 228 of the GCL.




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                  THIRD: That the aforesaid amendment and restatement was duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         WITNESS the due execution hereof this 28th day of March, 1996.

ATTEST:                                     FREEMARKETS ONLINE, INC.

By: /s/ Sam E. Kinney Jr.                   By: /s/ Glenn T. Meakem
   -------------------------                   -----------------------------
Title: Exec. VP                             Title: President and CEO
      ----------------------                      --------------------------




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
               CERTIFICATE OF DESIGNATION, RIGHTS AND PREFERENCES
                   OF THE SERIES B CONVERTIBLE PREFERRED STOCK
                           OF FREEMARKETS ONLINE, INC.

                     --------------------------------------
                             Pursuant to Section 151
                     of the Delaware General Corporation Law
                     --------------------------------------

         The undersigned, President and Secretary, respectively, of FreeMarkets OnLine, Inc., a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors (the "Board of Directors") of the Company by the provisions of the Amended and Restated Certificate of Incorporation of the Company, on November 25, 1996 the Board of Directors has adopted the following resolution creating a series of Preferred Stock of the Company designated as the Series B Convertible Preferred Stock and such resolution has not been modified and is in full force and effect on the date hereof:

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of Convertible Preferred Stock, par value $.01 per share, designated as Series B, consisting of shares of Preferred Stock, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon as follows:

Series B Convertible Preferred Stock

         1. Designation and Amount. 6,000 shares of the Preferred Stock, par value $.01 per share, are hereby constituted as a series of the Preferred Stock designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"); shares of the Series B Preferred Stock shall rank prior to the Company's common stock, par value $.01 per share ("Common Stock"), with respect to the payment of dividends and upon liquidation and otherwise as specified herein.

          2. Dividends.

                  (a) Dividends on Other Stock. The Series B Holders shall be entitled to receive such dividends as may be declared by the Board of Directors; provided, however, that to the extent the Board of Directors declares cash dividends with respect to shares of the Series A Preferred Stock of the Company, it shall also declare cash dividends with respect to the Series B Preferred Stock in an amount per share equal to the dividends per share declared simultaneously on the Series A Preferred Stock. The consent of a majority of the Series A Preferred Stock shall be necessary for the payment of any dividends on any shares of Series B Preferred Stock. Except as provided in the preceding sentence, so long as any of the Series B Preferred Stock is outstanding, (i) no dividends shall be declared or paid on Common Stock or other Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock unless an identical dividend (as adjusted pursuant to Section 3(d)) is paid on the Series B Preferred Stock and (ii) no dividends (other than dividends payable in stock junior (with respect to dividends) to the Series B Preferred Stock) shall be declared or paid on any Preferred Stock ranking junior (with respect to dividends) to the Series B Preferred Stock;

                  (b) Dividends Not Paid in Full. When dividends are not paid in full upon shares of Series B Preferred Stock and any other Preferred Stock or Common Stock ranking on a parity as to dividends with the Series B Preferred Stock, all dividends paid upon shares of Series B Preferred Stock, such other Preferred Stock and Common Stock shall be paid pro rata so that the amount of dividends paid per share on the Series B Preferred Stock, such other Preferred Stock and Common Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series B Preferred Stock, such other Preferred Stock and Common Stock bear to each other.

          3. Conversion Rights. The Series B Holders shall have conversion rights as follows:

                  (a) Optional Conversion. Each share of Series B Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share (subject to compliance with Section 3(c) of this Article), into such number of fully paid and non assessable shares of Common Stock as is determined by multiplying each share of Series B Preferred Stock to be converted by the quotient obtained by dividing the Initial Conversion Price for such share (as hereinafter defined) by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The "Initial Conversion Price" for each share of Series B Preferred Stock shall be $325 for each share of Series B Preferred Stock. The "Conversion Price" for each share shall initially be the Initial Conversion Price, subject to adjustment in the manner provided in Section 3(d) of this Article.

                  (b) Automatic Conversion. Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock in the manner set forth in Section 3(a) at the then effective Conversion Price immediately prior to the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale to the public of Common Stock for an aggregate consideration of at least $10,000,000 (a "Qualified Public Offering"). Each Series B Holder immediately prior to such automatic conversion shall be entitled to all dividends which have accrued pursuant to Section 2 of this Article on the Series B Preferred Stock up to the time of the automatic conversion. Such dividends shall be paid to all such holders by the issuance of Common Stock at the then effective Conversion Price on the date of automatic conversion.

                  (c) Mechanics of Conversion.

                           (i) No fractional shares of Common Stock shall be
issued upon conversion of the Series B Preferred Stock. In calculating the number of Common Shares that a Series B Holder shall be entitled to receive upon conversion, the Corporation shall round any fractional number determined by such calculation upwards or downwards to the nearest whole number.

                           (ii) Before any Series B Holder shall be entitled to
convert the same into shares of Common Stock pursuant to Section 3(a) of this Article, he shall (a) give prior written notice to the Corporation, at the office of the Corporation, that he elects to convert the same and shall state therein the number of shares to be converted and the name(s) (with address(es)) in which he wishes the certificate(s) for shares of Common Stock (and any Series B Preferred Stock which is not being converted) to be issued and (b) surrender to the Corporation, at the office of the Corporation, the Series B Preferred Stock certificate(s), duly endorsed. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such Series B Holder, or to his nominee(s), a certificate(s) for the number of shares of Common Stock (together with a certificate(s) for any Series B Preferred Stock which was not converted) to which he shall be entitled upon such conversion. Such conversion shall be deemed to have become effective immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, the Conversion Price shall be determined as of such date and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

                           (iii) Promptly after the closing of a Qualified
Public Offering, the Corporation shall give each Series B Holder a written notice specifying the date of such closing and the Conversion Price and calling upon such holder to surrender to the Corporation, in the manner and at the place specified therein, the certificate(s) representing his shares of Series B Preferred Stock. From and after receipt of such notice each Series B Holder shall have the right to have a certificate(s) for the number of shares of Common Stock to which he is entitled upon such conversion issued to him or to his nominee(s) upon surrender of his certificate(s) for Series B Preferred Stock at the place and in the manner specified in such notice (and, in the case of a certificate(s) to be issued to his nominee(s), upon written notice to the Corporation of the name(s) and address(es) of such nominee(s)). Such conversion shall be deemed to have become effective immediately prior to closing of such Qualified Public Offering, the Conversion Price shall be determined as of such date and time and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date and time or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

                  (d) Adjustment to Conversion Price.

                           (i) Adjustment Upon Stock Dividends, Splits, Etc. If
the Corporation shall at any time (A) pay a dividend, or make a distribution, in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of a share of Series B Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series B Preferred Stock been converted immediately prior to such record date.

                           (ii) Adjustment Upon Issuance of Common Stock. If the
Corporation shall at any time issue or sell (or pursuant to clause (iii) below, be deemed to have issued or sold) any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then upon such issuance or sale, the Conversion Price shall be reduced to the price (calculated to the nearest one-hundredth of a cent) determined by dividing (A) an amount equal to the sum of (1) the product of the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Conversion Price in effect immediately prior to such issuance or sale plus (2) the aggregate consideration received by the Corporation upon such issuance or sale by (B) the number of shares of Common Stock outstanding immediately after such issuance or sale.

                           (iii) Treatment of Convertible Securities. If the
Corporation shall grant, issue (whether directly or by assumption in a merger or otherwise) or sell any security, obligation, option, warrant or other right which directly or indirectly may be converted into, exchanged or exercised for or satisfied in shares of Common Stock (such securities and other rights being hereinafter referred to as "Convertible Securities", and any such conversion, exchange, exercise or satisfaction being hereinafter referred to as a "conversion"), whether or not the right to effect a conversion thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the conversion thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to such grant, issuance or sale, then for purposes of making the calculation in clause (ii) above, the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall (as of the date of the grant, issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Conversion Price shall be made upon the issuance of such Common Stock upon conversion of such Convertible Securities.

                           (iv) Adjustments Required by Adjustments to
Convertible Securities. If the purchase price provided for in any Convertible Securities, the additional consideration payable upon conversion of any Convertible Securities or the rate at which any Convertible Securities are convertible into Common Stock shall change at any time (other than pursuant to anti-dilution provisions), then the Conversion Price in effect on the date of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                           (v) Treatment of Expired or Unexercised Convertible
Securities. If and to the extent that rights of conversion of Convertible Securities shall expire or terminate without exercise, the Conversion Price in effect on the date of such expiration or termination shall be readjusted to the Conversion Price that would have been in effect at such time had such rights never existed, and the Common Stock theretofore issuable upon conversion of such expired or terminated rights shall no longer be deemed to be outstanding.

                           (vi) Calculation of Consideration. In case of a
grant, issuance or sale of Common Stock or Convertible Securities for cash, for the purpose of any computation under clauses (ii), (iii) or (iv) above, the value of the consideration received or receivable by the Corporation shall be deemed to be the amount of cash received or receivable by the Corporation therefor. In the case of any grant, issuance or sale of Common Stock or Convertible Securities for a consideration other than cash or a consideration part of which shall be other than cash, for the purpose of any computation under clauses (ii), (iii) or (iv) above the value of the consideration other than cash received or receivable by the Corporation shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

                           (vii) Determination of Outstanding Shares. For the
purpose of any computations under clauses (ii), (iii) or (iv) above, the number of shares of Common Stock outstanding at any given time shall include the number of shares of Common Stock actually outstanding at such time plus all shares of Common Stock which are deemed to be outstanding pursuant to clause (iii) above, but shall not include shares owned or held by or for the account of the Corporation.

                           (viii) Exceptions. The provisions of clauses (i) and
(ii) above shall not apply to (A) up to 2600 shares of Common Stock issued or issuable upon the exercise of stock options or purchase rights granted by the Corporation from time to time to any of the Corporation's directors, officers or employees in their capacities as such, (B) the reissuance of securities previously purchased by the Corporation from any of its employees to any successor or replacement employee, or (C) securities of the Corporation issued or sold to the public pursuant to an offering registered under the Securities Act of 1933, as amended.

                           (ix) Adjustment Upon Merger, Etc. In the event of (A)
any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Series B Preferred Stock, (B) any consolidation, merger or similar combination to which the Corporation is a party (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding shares of Series B Preferred Stock or Common Stock), (C) any conveyance or leasing of all or substantially all of the assets of the Corporation to another entity or (D) any recapitalization or reorganization of the Corporation (items (A) through (D) being hereinafter referred to as a "Change in Control"), each Series B Holder shall have the right to receive the same kind and amount of shares of stock and other securities or property (including cash) receivable upon such event by a holder of the number of shares of Common Stock issuable upon conversion of such Series B Preferred Stock immediately prior to such event. If any Series B Preferred Stock is to remain outstanding after any such event, or if, as a result of such event, the Series B Holders are to become the holders of securities which are convertible into common stock of the Corporation or any other corporation, then effective provision shall be made in the instrument effecting or providing for such event such that the holders of such Series B Preferred Shares or such other securities shall have the benefit of anti-dilution protection which is substantially similar to that granted by this Section 4(d).

                           (x) Notice of Adjustment. Whenever any Conversion
Price shall be adjusted as provided in this Section 4(d), the Corporation shall promptly prepare a statement stating the adjusted Conversion Price(s) determined as provided herein. Such statement shall show in detail the facts requiring such adjustment and the manner of determining such adjustment, including, if applicable, the method of determining the fair market value of assets. Such statement shall promptly be delivered to each Series B Holder who shall request the same in writing.

         4. Liquidation Rights.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, the Series B Holders shall be entitled to be paid, after distribution is made to the Series A Preferred Stock, but in preference to holders of junior Preferred Stock and the Common Stock, out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to $325 for each share of Series B Preferred Stock (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series B Holders shall share ratably in such distribution.

                  (b) No distribution in Liquidation shall be made to the holders of any shares of Common Stock or junior Preferred Stock unless, prior thereto, Series B Holders receive their full Liquidation Preference in accordance with the terms of Section 4(a) of this Article. Following the payment of the full amount of the Liquidation Preference to the Series B Holders no additional distributions shall be made to such holders.

                  (c) A merger or consolidation of the Corporation with or into any other Corporation (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding Shares of Series B Preferred Stock), or a share exchange or the sale or conveyance of substantially all of the assets of the Corporation, shall be deemed to be a Liquidation of the Corporation within the meaning of this Section 4.

         5. Voting Rights. Except as otherwise provided in this Certificate of Designation, the Certificate of Incorporation or as required by law, the Common Stock and the Series B Preferred Stock shall vote together as one class. The holders of the Series B Preferred Stock shall be entitled to that number of votes equal to the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

         6. No Sinking Fund. The shares of Series B Preferred Stock shall not be subject to the benefit of a purchase, retirement or sinking fund.

         7. No Implied Limitations. Except as otherwise provided by express provisions of this Certificate of Designation or the Certificate of Incorporation, nothing herein shall limit, by inference or otherwise, the discretionary rights of the Board of Directors to issue Preferred Stock which is pari passu with, or junior to, the Series B Preferred Stock in right of dividend and liquidation preference, but in no event may the Board of Directors cause to be issued Preferred Stock which has rights senior to such rights of the Series B Preferred Stock.

         8. Amendments and Waivers. The consent of the holders of a majority of the shares of Series B Preferred Stock at the time outstanding shall be necessary for (a) the Company to amend this Certificate of Designation or the Certificate of Incorporation in a manner that would materially and adversely affect in the aggregate the rights of the Series B Holders or (b) the Series B Holders to waive the benefit of any right or privilege granted to Series B Holders hereunder.

         9. General Provisions. In addition to the above provisions with respect to the Series B Preferred Stock, such Series B Preferred Stock shall be subject to and be entitled to the benefit of the provisions set forth in the Company's Certificate of Incorporation with respect to Preferred Stock generally.

         WITNESS the due execution hereof this 30th day of December, 1996.


                                                 FREEMARKETS ONLINE, INC.



By: /S/ Sam E. Kinney, Jr.                       By /S/ Glen T. Meakem
   --------------------------                      --------------------------
Title: Secretary                                 Title: President

                            CERTIFICATE OF AMENDMENT

                                       TO

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            FREEMARKETS ONLINE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets Online, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on March 13, 1995 and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Certificate of Incorporation was amended on March 22, 1995, and was Amended and Restated on March 29, 1996.

                  SECOND: The Amended and Restated Certificate of Incorporation is hereby further amended as follows:

                  A: By striking paragraph IV.A of the Amended and Restated Certificate of Incorporation in its entirety and inserting the following new paragraph IV.A as follows:

                  Classes of Stock. The total number of shares of stock which the Corporation shall have the authority to issue is 40,000,000; of such shares, the number of common shares which the Corporation shall have the authority to issue is 20,000,000, par value $.01 per share ("Common Stock"), and the number of preferred shares which the Corporation shall have the authority to issue is 20,000,000, par value $.01 per share ("Preferred Stock").

                  B: By striking paragraph IV.C(1) of the Amended and Restated Certificate of Incorporation in its entirety and inserting the following new paragraph IV.C(1) as follows:

                  Designation and Amount:

                           (a) 3,400,000 shares of the Preferred Stock are
hereby constituted as a series of the Preferred Stock designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"); shares of the Series A Preferred Stock shall rank prior the Common Stock, upon liquidation and otherwise as specified herein;

                           (b) 1,400,000 shares of the Preferred Stock are
hereby constituted as "Series A-1 Convertible Preferred Stock" ("Series A-1 Preferred Stock") and 2,000,000 shares of the Series A Preferred Stock are hereby constituted as "Series A-2 Convertible Preferred Stock" (the "Series A-2 Preferred Stock"). Except as set forth in Section IVC3 and 4 below, the Series A-1 Preferred Stock and Series A-2 Preferred Stock shall be considered as one class of Stock and shall have all the same rights, preferences and limitations.

         THIRD: This amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the required majority vote of the Board of Directors and by the written consent of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series A Preferred Stock voting as one class, in accordance with Sections 228 and 242 of the Delaware General Corporation Law.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Amended and Restated Certificate of Incorporation to be executed by its Vice President and Secretary this 24 day of FEB, 1998.



                                  FREEMARKETS ONLINE, INC.



                                  By: /s/ Sam E. Kinney Jr.
                                     ----------------------------------------
                                  Name: Sam E. Kinney, Jr.
                                  Title: Executive Vice President & Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                           CERTIFICATE OF DESIGNATION

                                       OF

                            FREEMARKETS ONLINE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets Online, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Designation, Rights and Preferences of the Series B Convertible Preferred Stock of the Corporation ("Series B Preferred Stock Designation") was filed in the Office of the Secretary of State of Delaware on December 13, 1996 and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. There have been no prior amendments to the Series B Preferred Stock Designation.

                  SECOND: The Series B Preferred Stock Designation is hereby amended as follows:

                  A: By striking paragraph 1 in its entirety and inserting the following new paragraph 1 as follows:

                  Designation and Amount. 1,200,000 shares of the Preferred Stock, par value $.01 per share, are hereby constituted as a series of the Preferred Stock designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"); shares of the Series B Preferred Stock shall rank prior to the Company's common stock, par value $.01 per share ("Common Stock") with respect to the payment of dividends and upon liquidation and otherwise as specified herein.

                  THIRD: This amendment to the Series B Preferred Stock Designation was duly adopted by the required majority vote of the Board of Directors and by the written consent of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series B Preferred Stock voting as one class, in accordance with Sections 228 and 242 of the Delaware General Corporation Law.
                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Series B Preferred Stock Designation to be executed by its Vice President and Secretary this 24 day of FEB, 1998.

                                FREEMARKETS ONLINE, INC.



                                By:  /s/ Sam E. Kinney, Jr.
                                   -------------------------------------------
                                   Name:  Sam E. Kinney Jr.
                                   Title: Executive Vice President & Secretary

               CERTIFICATE OF DESIGNATION, RIGHTS AND PREFERENCES
                   OF THE SERIES C CONVERTIBLE PREFERRED STOCK
                           OF FREEMARKETS ONLINE, INC.

                     --------------------------------------

                             Pursuant to Section 151
                     of the Delaware General Corporation Law
                     --------------------------------------

         The undersigned, Secretary and President, respectively, of FreeMarkets OnLine, Inc., a Delaware corporation (the "Corporation"), certify that pursuant to authority granted to and vested in the Board of Directors (the "Board of Directors") of the Corporation by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), on February 26, 1999 the Board of Directors adopted the following resolution creating a series of Preferred Stock of the Corporation designated as the Series C Convertible Preferred Stock and such resolution has not been modified and is in full force and effect on the date hereof:

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the Board of Directors hereby creates a series of Convertible Preferred Stock, par value $.01 per share, designated as Series C, consisting of shares of Preferred Stock, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon as follows:

Series C Convertible Preferred Stock

         1. Designation and Amount. 768,693 shares of the Preferred Stock, par value $.01 per share, are hereby constituted as a series of the Preferred Stock designated as "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"); shares of the Series C Preferred Stock shall rank prior to the Corporation's common stock, par value $.01 per share ("Common Stock") and the Corporation's Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and shall rank on parity with the shares of the Corporation's Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), with respect to the payment of dividends and upon liquidation and otherwise as specified herein.

         2. Dividends.

         (a) Dividends on Other Stock. The holders of Series C Preferred Stock (the "Series C Holders") shall be entitled to receive such dividends as may be declared by the Board of

Directors. So long as any of the Series C Preferred Stock is outstanding, (i) no dividends shall be declared or paid on any other preferred stock now existing or hereafter created ("Preferred Stock") ranking on a parity as to dividends with Series C Preferred Stock unless an identical dividend (as adjusted pursuant to Section 3(d)) is paid on the Series C Preferred Stock and (ii) no dividends shall be declared or paid on any Preferred Stock ranking junior to the Series C Preferred Stock (including, without limitation, the Corporation's Series B Preferred Stock) or on any Common Stock unless an identical or greater dividend is declared and paid on the Series C Preferred Stock outstanding. Any dividend declared on the Series C Preferred Stock shall be non-cumulative.

         (b) Dividends Not Paid in Full. When dividends are not paid in full upon shares of Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock, all dividends paid upon shares of Series C Preferred Stock and such other Preferred Stock shall be paid pro rata so that the amount of dividends paid per share on the Series C Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series C Preferred Stock and such other Preferred Stock bear to each other.

          3. Conversion Rights. The Series C Holders shall have conversion rights as follows:

         (a) Optional Conversion. Each share of Series C Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share (subject to compliance with Section 3(c) of this Article), into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Initial Conversion Price for such share (as hereinafter defined) by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The "Initial Conversion Price" for each share of Series C Preferred Stock shall be $14.31. The "Conversion Price" for each share shall initially be the Initial Conversion Price, subject to adjustment in the manner provided in Section 3(d) of this Article.

         (b) Automatic Conversion. Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the earlier of (i) immediately prior to the closing of an underwritten public offering (a "Qualified Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale to the public of Common Stock for an aggregate consideration of at least $30,000,000 and a per share price to the public of at least two times the per share price (on an as-converted basis calculated as of the closing of the Qualified Public Offering) paid for each share of the Series C Preferred Stock upon the issuance thereof or (ii) the date specified by vote or written consent or agreement of the holders of at least a majority of the outstanding shares of Series C Preferred Stock (a "Qualified Election"). Each Series C Holder immediately prior to such automatic conversion shall be entitled to all dividends which have accrued pursuant to Section 2 of this Article on the Series C Preferred Stock up to the time of the automatic conversion. Such dividends shall be paid to all such holders by the issuance of Common Stock at the then effective Conversion Price on the date of automatic conversion.

         (c) Mechanics of Conversion.

                  (i) No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In calculating the number of shares of Common Stock that a Series C Holder shall be entitled to receive upon conversion, the Corporation shall round any fractional number determined by such calculation upwards or downwards to the nearest whole number.

                  (ii) Before any Series C Holder shall be entitled to convert the same into shares of Common Stock pursuant to Section 3(a) of this Article, he shall (a) give prior written notice to the Corporation, at the office of the Corporation, that he elects to convert the same and shall state therein the number of shares to be converted and the name(s) (with addresses)) in which he wishes the certificate(s) for shares of Common Stock (and any Series C Preferred Stock which is not being converted) to be issued and (b) surrender to the Corporation, at the office of the Corporation, the Series C Preferred Stock certificate(s), duly endorsed. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such Series C Holder, or to his nominee(s), a certificate(s) for the number of shares of Common Stock (together with a certificate(s) for any Series C Preferred Stock which was not converted) to which he shall be entitled upon such conversion. Such conversion shall be deemed to have become effective immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, the Conversion Price shall be determined as of such date and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

                  (iii) Promptly after a Qualified Election or the closing of a Qualified Public Offering, the Corporation shall give each Series C Holder a written notice specifying the date of such Qualified Election or closing of a Qualified Public Offering and the applicable Conversion Price and calling upon such holder to surrender to the Corporation, in the manner and at the place specified therein, the certificate(s) representing his shares of Series C Preferred Stock. From and after receipt of such notice, each Series C Holder shall have the right to have a certificate(s) for the number of shares of Common Stock to which he is entitled upon such conversion issued to him or to his nominee(s) upon surrender of his certificate(s) for Series C Preferred Stock at the place and in the manner specified in such notice (and, in the case of a certificate(s) to be issued to his nominee(s), upon written notice to the Corporation of the name(s) and address(es) of such nominee(s)). Such conversion shall be deemed to have become effective immediately prior to the date of the Qualified Election or the closing of such Qualified Public Offering, the Conversion Price shall be determined as of such date and time and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date and time or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

         (d) Adjustment to Conversion Price.

                  (i) Adjustment Upon Stock Dividends, Splits, Etc. If the Corporation shall at any time (A) pay a dividend, or make a distribution, in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of a share of Series C Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series C Preferred Stock been converted immediately prior to such record date.

                  (ii) Adjustment Upon Issuance of Common Stock. If the Corporation shall at any time issue or sell (or pursuant to clause (iii) below, be deemed to have issued or sold) any shares of its Common Stock in a private placement for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then upon such issuance or sale, the Conversion Price shall be reduced to the price (calculated to the nearest one-hundredth of a cent) determined by dividing (A) the aggregate consideration received by the Corporation upon such issuance or sale by (B) the number of additional shares of Common Stock so issued or sold.

                  (iii) Treatment of Convertible Securities. If the Corporation shall grant, issue (whether directly or by assumption in a merger or otherwise) or sell any security, obligation, option, warrant or other right which directly or indirectly may be converted into, exchanged or exercised for or satisfied in shares of Common Stock (such securities and other rights being hereinafter referred to as "Convertible Securities," and any such conversion, exchange, exercise or satisfaction being hereinafter referred to as a "conversion"), whether or not the right to effect a conversion thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the conversion thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to such grant, issuance or sale, then for purposes of making the calculation in clause (ii) above, the total maximum number of shares of

Common Stock issuable upon conversion of all such Convertible Securities shall (as of the date of the grant, issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Conversion Price shall be made upon the issuance of such Common Stock upon conversion of such Convertible Securities.

         (iv) Adjustment Required by Adjustments to Convertible Securities. If the purchase price provided for in any Convertible Securities, the additional consideration payable upon conversion of any Convertible Securities or the rate at which any Convertible Securities are convertible into Common Stock shall change at any time (other than pursuant to anti-dilution provisions), then the Conversion Price in effect on the date of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

         (v) Treatment of Expired or Unexercised Convertible Securities. If and to the extent that rights of conversion of Convertible Securities shall expire or terminate without exercise, the Conversion Price in effect on the date of such expiration or termination shall be readjusted to the Conversion Price that would have been in effect at such time had such rights never existed, and the Common Stock theretofore issuable upon conversion of such expired or terminated rights shall no longer be deemed to be outstanding.

         (vi) Calculation of Consideration. In case of a grant, issuance or sale of Common Stock or Convertible Securities solely for cash, for the purpose of any computation under clauses (ii), (iii) or (iv) above, the value of the consideration received or receivable by the Corporation shall be deemed to be the amount of cash received or receivable by the Corporation therefor. In the case of any grant, issuance or sale of Common Stock or Convertible Securities for a consideration other than cash or a consideration part of which shall be other than cash, for the purpose of any computation under clauses (ii), (iii) or
(iv) above the value of the consideration other than cash received or receivable by the Corporation shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

         (vii) Determination of Outstanding Shares. For the purpose of any computations under clauses (ii), (iii) or (iv) above, the number of shares of Common Stock outstanding at any given time shall include the number of shares of Common Stock actually outstanding at such time plus all shares of Common Stock which are deemed to be outstanding pursuant to clause (iii) above, but shall not include shares owned or held by or for the account of the Corporation.

         (viii) Exceptions. The provisions of clauses (i), (ii) and (iii) above shall not apply to (A) shares of Common Stock issued or issuable upon the exercise of stock options or purchase rights or warrants granted by the Corporation from time to time to any of the Corporation's directors, officers, employees or consultants in plans approved by the Board of Directors, (B) the reissuance of securities previously purchased by the Corporation from any of its employees to any successor, replacement or other employee, or (C) securities of the Corporation issued or sold to the public pursuant to an offering registered under the Securities Act of 1933, as amended.

         (ix) Adjustment Upon Merger, Etc. In the event of (A) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Series C Preferred Stock, (B) any consolidation, merger or similar combination to which the Corporation is a party (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding shares of Series C Preferred Stock or Common Stock), (C) any conveyance or leasing of all or substantially all of the assets of the Corporation to another entity or (D) any recapitalization or reorganization of the Corporation (items (A) through (D) being hereinafter referred to as a "Change in Control"), each Series C Holder shall have the right to receive the same kind and amount of shares of stock and other securities or property (including cash) receivable upon such event by a holder of the number of shares of Common Stock issuable upon conversion of such Series C Preferred Stock immediately prior to such event. If any Series C Preferred Stock is to remain outstanding after any such event, or if, as a result of such event, the Series C Holders are to become the holders of securities which are convertible into common stock of the Corporation or any other corporation, then effective provision shall be made in the instrument effecting or providing for such event such that the holders of such Series C Preferred shares or such other securities shall have the benefit of anti-dilution protection which is substantially similar to that granted by this Section 3(d).

         (x) Notice of Adjustment. Whenever any Conversion Price shall be adjusted as provided in this Section 3(d), the Corporation shall promptly prepare a statement stating the adjusted Conversion Price(s) determined as provided herein. Such statement shall show in detail the facts requiring such adjustment and the manner of determining such adjustment, including, if applicable, the method of determining the fair market value of assets. Such statement shall promptly be delivered to each Series C Holder who shall request the same in writing.

         4. Liquidation Rights.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, the Series C Holders shall be entitled to be paid in preference to holders of the Common Stock, the Series B Preferred Stock or other Preferred Stock junior to the Series C Preferred Stock, out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to $14.31 (plus any accrued but unpaid dividends, if any) for each share of Series C Preferred Stock (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series C Holders shall share ratably in such distribution together with holders of Series A Preferred Stock.

                  (b) No distribution in Liquidation shall be made to the holders of any shares of Common Stock, Series B Preferred Stock or other Preferred Stock junior to the Series C Preferred Stock unless, prior thereto, Series C Holders receive their full Liquidation Preference in accordance with the terms of Section 4(a) of this Article. Following the payment of the full amount of the Liquidation Preference to the Series C Holders no additional distributions shall be made to such holders.

                  (c) A merger or consolidation of the Corporation with or into any other corporation (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding Shares of Series C Preferred Stock), or a share exchange or the sale or conveyance of substantially all of the assets of the Corporation, shall be deemed to be a Liquidation of the Corporation within the meaning of this Section 4.

         5. Voting Rights. Series C Holders shall be entitled to vote on all matters on which Holders of the Common Stock are entitled to vote and, except as otherwise provided in this Certificate of Incorporation or as required by law, the Common Stock and the Series C Preferred Stock shall vote together as one class. Each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share on all matters on which they are entitled to vote equal to the number of shares of Common Stock (including fractional shares) into which each share of Series C Preferred Stock is then convertible.

         6. No Sinking Fund. The shares of Series C Preferred Stock shall not be subject to the benefit of a purchase, retirement or sinking fund.

         7. No Implied Limitations. Except as otherwise provided by express provisions of this Certificate of Designation or the Certificate of Incorporation, nothing herein shall limit, by inference or otherwise, the discretionary rights of the Board of Directors to issue Preferred Stock which is pari passu with, or junior to, the Series C Preferred Stock in right of dividend and liquidation preference, but in no event may the Board of Directors cause to be issued Preferred Stock which has rights senior to such rights of the Series C Preferred Stock.

         8. General Provisions. In addition to the above provisions with respect to the Series C Preferred Stock, such Series C Preferred Stock shall be subject to and be entitled to the benefit of the provisions set forth in the Corporation's Certificate of Incorporation with respect to Preferred Stock generally.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         WITNESS the due execution hereof this 8th day of April, 1999.


                                                FREEMARKETS ONLINE, INC.



By: /s/ Sam E. Kinney, Jr.                      By: /s/ Glen T. Meakem
   ----------------------------                    ------------------------
    Sam E. Kinney, Jr.                              Glen T. Meakem
    Title: Secretary                                Title:  President

                            CERTIFICATE OF AMENDMENT

                                       TO

          AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

                                       OF

                            FREEMARKETS ONLINE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets OnLine, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on March 13, 1995, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Certificate of Incorporation was amended on March 22, 1995, was Amended and Restated on March 29, 1996 and was further amended on February 26, 1998.

                  SECOND: The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended as follows:

                  A: By striking paragraph IV.A of the Amended and Restated Certificate of Incorporation, as amended, in its entirety and inserting the following new paragraph IV.A as follows:

                  Classes of Stock. The total number of shares of stock which the Corporation shall have the authority to issue is 250,000,000; of such shares, the number of common shares which the Corporation shall have the authority to issue is 200,000,000, par value $.01 per share ("Common Stock"), and the number of preferred shares which the Corporation shall have the authority to issue is 50,000,000, par value $.01 per share ("Preferred Stock").

                  B: By striking paragraph IV.C(1) of the Amended and Restated Certificate of Incorporation, as amended, in its entirety and inserting the following new paragraph IV.C(1) as follows:

                  Designation and Amount.

                  (a) 13,600,000 shares of the Preferred Stock are hereby constituted as a series of the Preferred Stock designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"); shares of the Series A Preferred Stock shall rank prior the Common Stock, upon liquidation and otherwise as specified herein;

                  (b) 5,600,000 shares of the Preferred Stock are hereby constituted as "Series A-1 Convertible Preferred Stock" (the "Series A-1 Preferred Stock"), and 8,000,000 shares of the Series A Preferred Stock are hereby constituted as "Series A-2 Convertible Preferred Stock" (the "Series A-2 Preferred Stock"). Except as set forth in Section IV.C.3 and IV.C.4 below, the Series A-1 Preferred Stock and Series A-2 Preferred Stock shall be considered as one class of Stock and shall have all the same rights, preferences and limitations.

                  THIRD: This amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the required majority vote of the Board of Directors and by the vote of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series A Preferred Stock voting as one class, in accordance with Section 242 of the Delaware General Corporation Law.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, to be executed by its President this 30th day of June, 1999.

                                               FREEMARKETS ONLINE, INC.



                                               By: /s/ Glen T. Meakem
                                                  -----------------------------
                                                  Name:  Glen T. Meakem
                                                  Title: President

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF DESIGNATION OF
                SERIES B CONVERTIBLE PREFERRED STOCK, AS AMENDED

                                       OF

                            FREEMARKETS ONLINE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets OnLine, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Designation, Rights and Preferences of the Series B Convertible Preferred Stock of the Corporation ("Series B Preferred Stock Designation") was filed in the Office of the Secretary of State of Delaware on December 30, 1996, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Series B Preferred Stock Designation was amended on February 26, 1998.

                  SECOND: The Series B Preferred Stock Designation, as amended, is hereby further amended as follows:

                  A: By striking paragraph 1 in its entirety and inserting the following new paragraph 1 as follows:

                  Designation and Amount. 4,800,000 shares of the Preferred Stock, par value $.01 per share, are hereby constituted as a series of the Preferred Stock designated as "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"); shares of the Series B Preferred Stock shall rank prior to the Company's common stock, par value $.01 per share ("Common Stock"), with respect to the payment of dividends and upon liquidation and otherwise as specified herein.

                  THIRD: This amendment to the Series B Preferred Stock Designation was duly adopted by the required majority vote of the Board of Directors and by the vote of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series B Preferred Stock voting as one class, in accordance with Section 242 of the Delaware General Corporation Law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Series B Preferred Stock Designation, as amended, to be executed by its President this 30th day of June, 1999.

                                              FREEMARKETS ONLINE, INC.



                                              By: /s/ Glen T. Meakem
                                                 ---------------------------
                                              Name:  Glen T. Meakem
                                              Title: President

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF DESIGNATION OF
                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                            FREEMARKETS ONLINE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets OnLine, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Designation, Rights and Preferences of the Series C Convertible Preferred Stock of the Corporation ("Series C Preferred Stock Designation") was filed in the Office of the Secretary of State of Delaware on April 9, 1999, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Series C Preferred Stock Designation has never been amended.

                  SECOND: The Series C Preferred Stock Designation is hereby amended as follows:

                  A: By striking paragraph 1 in its entirety and inserting the following new paragraph 1 as follows:

                  Designation and Amount. 3,074,772 shares of the Preferred Stock, par value $.01 per share, are hereby constituted as a series of the Preferred Stock designated as "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"); shares of the Series C Preferred Stock shall rank prior to the Corporation's common stock, par value $.01 per share ("Common Stock"), and the Corporation's Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and shall rank on parity with the shares of the Corporation's Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), with respect to the payment of dividends and upon liquidation and otherwise as specified herein.
                  THIRD: This amendment to the Series C Preferred Stock Designation was duly adopted by the required majority vote of the Board of Directors and by the vote of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series C Preferred Stock voting as one class, in accordance with Section 242 of the Delaware General Corporation Law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Series C Preferred Stock Designation to be executed by its President this 30th day of June, 1999.

                                           FREEMARKETS ONLINE, INC.



                                           By: /s/ Glen T. Meakem
                                              --------------------------
                                           Name:  Glen T. Meakem
                                           Title: President

                            CERTIFICATE OF AMENDMENT
                                       TO
          AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
                                       OF
                            FREEMARKETS ONLINE, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


         FreeMarkets OnLine, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

         FIRST: The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on March 13, 1995, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Certificate of Incorporation was amended on March 22, 1995, was amended and restated on March 29, 1996, was amended on February 26, 1998, and was further amended on June 30, 1999 (as so amended, the "Certificate of Incorporation").

         SECOND: The Certificate of Incorporation is hereby further amended by deleting Paragraph I thereof in its entirety and inserting in its place the following new Paragraph I:

                  "I. NAME: The name of the Corporation is FreeMarkets, Inc."

         THIRD: This amendment to the Certificate of Incorporation was duly adopted by the unanimous written consent of the Board of Directors and by the written consent of a majority of the outstanding shares of all classes of stock of the Corporation voting together as one class in accordance with Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to its Amended and Restated Certificate of Incorporation, As Amended, to be executed by its President this 26th day of August, 1999.


                                         FREEMARKETS ONLINE, INC.


                                         By: /s/ Glen T. Meakem
                                            -------------------------------
                                         Name:  Glen T. Meakem
                                         Title: President

                            CERTIFICATE OF AMENDMENT

                                       TO

          AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

                                       OF

                                FREEMARKETS, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets, Inc., a Delaware corporation formerly known as FreeMarkets OnLine, Inc. (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on March 13, 1995, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Certificate of Incorporation was amended on March 22, 1995, was amended and restated on March 29, 1996, was amended on February 26, 1998, was amended on June 30, 1999, and was further amended on August 30, 1999 (as amended, the "Amended and Restated Certificate of Incorporation").

                  SECOND: The Amended and Restated Certificate of Incorporation is hereby further amended by deleting Paragraph IV.C.3(d)(i) thereof in its entirety and inserting in its place the following new Paragraph IV.C.3(d)(i):

                  "(i) Adjustment Upon Stock Dividends, Splits, Etc. If the Corporation shall at any time (A) pay a dividend on its Common Stock in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock without a corresponding dividend on the Series A Preferred Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise without a corresponding subdivision of its outstanding shares of Series A Preferred Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of its outstanding shares of Series A Preferred Stock, the applicable Conversion Price with respect to the Series A-1 Preferred Stock and/or the Series A-2 Preferred Stock, as the case may be, in effect immediately prior thereto shall be adjusted so that the holder of a share of Series A-1 Preferred Stock and/or Series A-2 Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series A-1 Preferred Stock and/or Series A-2 Preferred Stock been converted immediately prior to such record date."

                  THIRD: The Amended and Restated Certificate of Incorporation is hereby further amended by adding a new subsection (D) to the end of Paragraph IV.C.3.(d)(viii) as follows:

                  "or (D) warrants for up to 304,431 shares of Series D Convertible Preferred Stock issued to United Technologies Corporation or any direct or indirect wholly owned subsidiary thereof, or Convertible Securities or Common Stock issued or issuable pursuant to the exercise of such warrants or the conversion of any Convertible Securities issuable thereunder."

                  FOURTH: The Amended and Restated Certificate of Incorporation is hereby further amended by deleting Paragraph IV.C.4(a) thereof in its entirety and inserting in its place the following new Paragraph IV.C.4(a):

                  "(a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up (collectively, a "Liquidation") of the Corporation, the Series A holders shall be entitled to be paid, in preference to holders of junior Preferred Stock and the Common Stock and out of the assets of the Corporation legally available for distribution to its stockholders, the following price per share in cash: (x) $255 for each share of Series A-1 Preferred Stock, and (y) the Initial Conversion Price for each share of Series A-2 Preferred Stock, as adjusted in each case to reflect any dividends, subdivisions or combinations as to such shares (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series A holders shall share ratably in such distribution together with holders of Series C Preferred Stock and holders of Series D Preferred Stock."

                  FIFTH: These amendments to the Amended and Restated Certificate of Incorporation were duly adopted by the Board of Directors and by the written consent of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series A Preferred Stock voting as one class, in accordance with Sections 228 and 242 of the Delaware General Corporation Law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Amended and Restated Certificate of Incorporation, As Amended, to be executed by its President this 2nd day of September, 1999.

                                            FREEMARKETS, INC.



                                            By: /s/ Glen T. Meakem
                                               -------------------------------
                                            Name:  Glen T. Meakem
                                            Title: President

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF DESIGNATION OF
                SERIES B CONVERTIBLE PREFERRED STOCK, AS AMENDED

                                       OF

                                FREEMARKETS, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets, Inc., a Delaware corporation formerly known as FreeMarkets OnLine, Inc. (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Designation, Rights and Preferences of the Series B Convertible Preferred Stock of the Corporation ("Series B Preferred Stock Designation") was filed in the Office of the Secretary of State of Delaware on December 30, 1996, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Series B Preferred Stock Designation was amended on February 26, 1998 and was further amended on June 30, 1999.

                  SECOND: The Series B Preferred Stock Designation, as amended, is hereby further amended by deleting Paragraph 3(d)(i) thereof in its entirety and inserting in its place the following new Paragraph 3(d)(i):

                  "(i) Adjustment Upon Stock Dividends, Splits, Etc. If the Corporation shall at any time (A) pay a dividend on its Common Stock in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock without a corresponding dividend on the Series B Preferred Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise without a corresponding subdivision of its outstanding shares of Series B Preferred Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of its outstanding shares of Series B Preferred Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of a share of Series B Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series B Preferred Stock been converted immediately prior to such record date."

                  THIRD: The Series B Preferred Stock Designation, as amended, is hereby further amended by adding a new subsection (D) to the end of Paragraph 3(d)(viii) as follows:

                  "or (D) warrants for up to 304,431 shares of Series D Convertible Preferred Stock issued to United Technologies Corporation or any direct or indirect wholly owned subsidiary thereof, or Convertible Securities or Common Stock issued or issuable pursuant to the exercise of such warrants or the conversion of any Convertible Securities issuable thereunder."

                  FOURTH: The Series B Preferred Stock Designation, as amended, is hereby further amended by deleting Paragraph 4(a) thereof in its entirety and inserting in its place the following new Paragraph 4(a):

                  "(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, the Series B Holders shall be entitled to be paid, after distribution is made to the Series A Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, but in preference to holders of junior Preferred Stock and the Common Stock, out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to $325 for each share of Series B Preferred Stock, as adjusted to reflect any dividends, subdivisions or combinations as to such shares (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series B Holders shall share ratably in such distribution."

                  FIFTH: The Series B Preferred Stock Designation, as amended, is hereby further amended by adding the following words to the end of Paragraph 7 as follows:

                  "other than the Series C Convertible Preferred Stock of the Corporation and the Series D Convertible Preferred Stock of the Corporation."

                  SIXTH: These amendments to the Series B Preferred Stock Designation, as amended, were duly adopted by the Board of Directors and by the written consent of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series B Preferred Stock voting as one class, in accordance with Sections 228 and 242 of the Delaware General Corporation Law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock, As Amended, to be executed by its President this 2nd day of September, 1999.

                                                 FREEMARKETS, INC.



                                                 By: /s/ Glen T. Meakem
                                                    --------------------------
                                                 Name:  Glen T. Meakem
                                                 Title: President

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF DESIGNATION OF
                SERIES C CONVERTIBLE PREFERRED STOCK, AS AMENDED

                                       OF

                                FREEMARKETS, INC.

                     Pursuant to Section 242 of the Delaware
                             General Corporation Law


                  FreeMarkets, Inc., a Delaware corporation formerly known as FreeMarkets OnLine, Inc. (the "Corporation"), hereby certifies as follows:

                  FIRST: The Certificate of Designation, Rights and Preferences of the Series C Convertible Preferred Stock of the Corporation ("Series C Preferred Stock Designation") was filed in the Office of the Secretary of State of Delaware on April 9, 1999, and a certified copy was recorded in the Office of the Recorder of New Castle County, Delaware. The Series C Preferred Stock Designation was amended on June 30, 1999.

                  SECOND: The Series C Preferred Stock Designation, as amended, is hereby further amended by deleting Paragraph 3(b) thereof in its entirety and inserting in its place the following new Paragraph 3(b):

                  "(b) Automatic Conversion. Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the earlier of (i) immediately prior to the closing of an underwritten public offering (a "Qualified Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale to the public of Common Stock for an aggregate consideration of at least $30,000,000 and a per share price to the public equal to at least two times the per share price of $14.31 (as adjusted for any stock split, stock dividend, combination or similar recapitalization change), or (ii) the date specified by vote or written consent or agreement of the holders of at least a majority of the outstanding shares of Series C Preferred Stock (a "Qualified Election"). Each Series C Holder immediately prior to such automatic conversion shall be entitled to all dividends which have accrued pursuant to Section 2 of this Article on the Series C Preferred Stock up to the time of the automatic conversion. Such dividends shall be paid to all such holders by the issuance of Common Stock at the then effective Conversion Price on the date of automatic conversion."

                  THIRD: The Series C Preferred Stock Designation, as amended, is hereby further amended by deleting Paragraph 3(d)(i) thereof in its entirety and inserting in its place the following new Paragraph 3(d)(i):

                  "(i) Adjustment Upon Stock Dividends, Splits, Etc. If the Corporation shall at any time (A) pay a dividend on its Common Stock in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock without a corresponding dividend on the Series C Preferred Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise without a corresponding subdivision of its outstanding shares of Series C Preferred Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of its outstanding shares of Series C Preferred Stock, the applicable Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of a share of Series C Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series C Preferred Stock been converted immediately prior to such record date."

                  FOURTH: The Series C Preferred Stock Designation, as amended, is hereby further amended by adding a new subsection (D) to the end of Paragraph 3(d)(viii) as follows:

                  "or (D) warrants for up to 304,431 shares of Series D Convertible Preferred Stock issued to United Technologies Corporation or any direct or indirect wholly owned subsidiary thereof, or Convertible Securities or Common Stock issued or issuable pursuant to the exercise of such warrants or the conversion of any Convertible Securities issuable thereunder."

                  FIFTH: The Series C Preferred Stock Designation, as amended, is hereby further amended by deleting Paragraph 4(a) thereof in its entirety and inserting in its place the following new Paragraph 4(a):

                  "(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, the Series C Holders shall be entitled to be paid in preference to holders of the Common Stock, the Series B Preferred Stock or other Preferred Stock junior to the Series C Preferred Stock, out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to $14.31 (plus any accrued but unpaid dividends, if any) for each share of Series C Preferred Stock, as adjusted to reflect any dividends, subdivisions or combinations as to such shares (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series C Holders shall share ratably in such distribution together with holders of Series A Preferred Stock and holders of Series D Preferred Stock."

                  SIXTH: These amendments to the Series C Preferred Stock Designation were duly adopted by the Board of Directors and by the written consent of (i) a majority of the outstanding shares of all classes of stock of the Corporation voting as one class, and (ii) a majority of the outstanding shares of the Series C Preferred Stock voting as one class, in accordance with Sections 228 and 242 of the Delaware General Corporation Law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Designation of Series C Convertible Preferred Stock, As Amended to be executed by its President this 2nd day of September, 1999.


                                                  FREEMARKETS, INC.


                                                  By: /s/ Glen T. Meakem
                                                     --------------------------
                                                  Name: Glen T. Meakem
                                                  Title: President

               CERTIFICATE OF DESIGNATION, RIGHTS AND PREFERENCES
                   OF THE SERIES D CONVERTIBLE PREFERRED STOCK
                              OF FREEMARKETS, INC.

                     --------------------------------------

                             Pursuant to Section 151
                     of the Delaware General Corporation Law
                     --------------------------------------

         The undersigned, Secretary and President, respectively, of FreeMarkets, Inc., a Delaware corporation formerly known as FreeMarkets OnLine, Inc. (the "Corporation"), certify that pursuant to authority granted to and vested in the Board of Directors (the "Board of Directors") of the Corporation by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), on July 22, 1999 the Board of Directors adopted the following resolution creating a series of Preferred Stock of the Corporation designated as the Series D Convertible Preferred Stock and such resolution has not been modified and is in full force and effect on the date hereof:

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, the Board of Directors hereby creates a series of Convertible Preferred Stock, par value $.01 per share, designated as Series D, consisting of shares of Preferred Stock, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon as follows:

Series D Convertible Preferred Stock

         1. Designation and Amount. 2,362,204 shares of the Preferred Stock, par value $.01 per share, are hereby constituted as a series of the Preferred Stock designated as "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"); shares of the Series D Preferred Stock shall rank prior to the Corporation's common stock, par value $.01 per share ("Common Stock") and the Corporation's Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and shall rank on parity with the shares of the Corporation's Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock") and Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred Stock"), with respect to the payment of dividends and upon liquidation and otherwise as specified herein.

         2. Dividends.

         (a) Dividends on Other Stock. The holders of Series D Preferred Stock (the "Series D Holders") shall be entitled to receive such dividends as may be declared by the Board of Directors. So long as any of the Series D Preferred Stock is outstanding, (i) no dividends shall be declared or paid on any other preferred stock now existing or hereafter created ("Preferred Stock") ranking on a parity as to dividends with Series D Preferred Stock unless an identical dividend (as adjusted pursuant to Section 3(d)) is paid on the Series D Preferred Stock and (ii) no dividends shall be declared or paid on any Preferred Stock ranking junior to the Series D Preferred Stock (including, without limitation, the Corporation's Series B Preferred Stock) or on any Common Stock unless an identical or greater dividend is declared and paid on the Series D Preferred Stock outstanding. Any dividend declared on the Series D Preferred Stock shall be non-cumulative.

         (b) Dividends Not Paid in Full. When dividends are not paid in full upon shares of Series D Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series D Preferred Stock, all dividends paid upon shares of Series D Preferred Stock and such other Preferred Stock shall be paid pro rata so that the amount of dividends paid per share on the Series D Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series D Preferred Stock and such other Preferred Stock bear to each other.

          3. Conversion Rights. The Series D Holders shall have conversion rights as follows:

         (a) Optional Conversion. Each share of Series D Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share (subject to compliance with Section 3(c) of this Article), into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Initial Conversion Price for such share (as hereinafter defined) by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The "Initial Conversion Price" for each share of Series D Preferred Stock shall be $14.80. The "Conversion Price" for each share shall initially be the Initial Conversion Price, subject to adjustment in the manner provided in Section 3(d) of this Article.

         (b) Automatic Conversion. Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the earlier of (i) immediately prior to the closing of an underwritten public offering (a "Qualified Public Offering") pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale to the public of Common Stock for an aggregate consideration of at least $30,000,000 and a per share price to the public equal to a per share price of $14.80 (as adjusted for any stock split, stock dividend, combination or similar recapitalization change), or (ii) the date specified by vote or written consent or agreement of the holders of at least a majority of the outstanding shares of Series D Preferred Stock (a "Qualified Election"). Each Series D Holder immediately prior to such automatic conversion shall be entitled to all dividends which have accrued pursuant to Section 2 of this Article on the Series D Preferred Stock up to the time of the automatic conversion. Such dividends shall be paid to all such holders by the issuance of Common Stock at the then effective Conversion Price on the date of automatic conversion.

         (c) Mechanics of Conversion.

                  (i) No fractional shares of Common Stock shall be issued upon conversion of the Series D Preferred Stock. In calculating the number of shares of Common Stock that a Series D Holder shall be entitled to receive upon conversion, the Corporation shall round any fractional number determined by such calculation upwards or downwards to the nearest whole number.

                  (ii) Before any Series D Holder shall be entitled to convert the same into shares of Common Stock pursuant to Section 3(a) of this Article, he shall (a) give prior written notice to the Corporation, at the office of the Corporation, that he elects to convert the same and shall state therein the number of shares to be converted and the name(s) (with addresses)) in which he wishes the certificate(s) for shares of Common Stock (and any Series D Preferred Stock which is not being converted) to be issued and (b) surrender to the Corporation, at the office of the Corporation, the Series D Preferred Stock certificate(s), duly endorsed. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such Series D Holder, or to his nominee(s), a certificate(s) for the number of shares of Common Stock (together with a certificate(s) for any Series D Preferred Stock which was not converted) to which he shall be entitled upon such conversion. Such conversion shall be deemed to have become effective immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred Stock to be converted, the Conversion Price shall be determined as of such date and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

                  (iii) Promptly after a Qualified Election or the closing of a Qualified Public Offering, the Corporation shall give each Series D Holder a written notice specifying the date of such Qualified Election or closing of a Qualified Public Offering and the applicable Conversion Price and calling upon such holder to surrender to the Corporation, in the manner and at the place specified therein, the certificate(s) representing his shares of Series D Preferred Stock. From and after receipt of such notice, each Series D Holder shall have the right to have a certificate(s) for the number of shares of Common Stock to which he is entitled upon such conversion issued to him or to his nominee(s) upon surrender of his certificate(s) for Series D Preferred Stock at the place and in the manner specified in such notice (and, in the case of a certificate(s) to be issued to his nominee(s), upon written notice to the Corporation of the name(s) and address(es) of such nominee(s)). Such conversion shall be deemed to have become effective immediately prior to the date of the Qualified Election or the closing of such Qualified Public Offering, the Conversion Price shall be determined as of such date and time and the person(s) entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of such date and time or, if the stock transfer books of the Corporation are closed on such date, as of the next succeeding date on which such books are open.

         (d) Adjustment to Conversion Price.

                  (i) Adjustment Upon Stock Dividends, Splits, Etc. If the Corporation shall at any time (A) pay a dividend, or make a distribution, in shares of its Common Stock or securities convertible into or exchangeable or exercisable for shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares by means of a stock split or otherwise or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of a share of Series D Preferred Stock surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of Common Stock which such holder would have been entitled to receive after the happening of such event had such share of Series D Preferred Stock been converted immediately prior to such record date.

                  (ii) Adjustment Upon Issuance of Common Stock. If the Corporation shall at any time issue or sell (or pursuant to clause (iii) below, be deemed to have issued or sold) any shares of its Common Stock in a private placement for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or sale, then upon such issuance or sale, the Conversion Price shall be reduced to the price (calculated to the nearest one-hundredth of a cent) determined by dividing (A) the aggregate consideration received by the Corporation upon such issuance or sale by (B) the number of additional shares of Common Stock so issued or sold.

                  (iii) Treatment of Convertible Securities. If the Corporation shall grant, issue (whether directly or by assumption in a merger or otherwise) or sell any security, obligation, option, warrant or other right which directly or indirectly may be converted into, exchanged or exercised for or satisfied in shares of Common Stock (such securities and other rights being hereinafter referred to as "Convertible Securities," and any such conversion, exchange, exercise or satisfaction being hereinafter referred to as a "conversion"), whether or not the right to effect a conversion thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion (determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the

Corporation upon the conversion thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to such grant, issuance or sale, then for purposes of making the calculation in clause (ii) above, the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall (as of the date of the grant, issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Conversion Price shall be made upon the issuance of such Common Stock upon conversion of such Convertible Securities.

         (iv) Adjustment Required by Adjustments to Convertible Securities. If the purchase price provided for in any Convertible Securities, the additional consideration payable upon conversion of any Convertible Securities or the rate at which any Convertible Securities are convertible into Common Stock shall change at any time (other than pursuant to anti-dilution provisions), then the Conversion Price in effect on the date of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

         (v) Treatment of Expired or Unexercised Convertible Securities. If and to the extent that rights of conversion of Convertible Securities shall expire or terminate without exercise, the Conversion Price in effect on the date of such expiration or termination shall be readjusted to the Conversion Price that would have been in effect at such time had such rights never existed, and the Common Stock theretofore issuable upon conversion of such expired or terminated rights shall no longer be deemed to be outstanding.

         (vi) Calculation of Consideration. In case of a grant, issuance or sale of Common Stock or Convertible Securities solely for cash, for the purpose of any computation under clauses (ii), (iii) or (iv) above, the value of the consideration received or receivable by the Corporation shall be deemed to be the amount of cash received or receivable by the Corporation therefor. In the case of any grant, issuance or sale of Common Stock or Convertible Securities for a consideration other than cash or a consideration part of which shall be other than cash, for the purpose of any computation under clauses (ii), (iii) or
(iv) above the value of the consideration other than cash received or receivable by the Corporation shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

         (vii) Determination of Outstanding Shares. For the purpose of any computations under clauses (ii), (iii) or (iv) above, the number of shares of Common Stock outstanding at any given time shall include the number of shares of Common Stock actually outstanding at such time plus all shares of Common Stock which are deemed to be outstanding pursuant to clause (iii) above, but shall not include shares owned or held by or for the account of the Corporation.

                  (viii) Exceptions. The provisions of clauses (i), (ii) and
(iii) above shall not apply to (A) shares of Common Stock issued or issuable upon the exercise of stock options or purchase rights or warrants granted by the Corporation from time to time to any of the Corporation's directors, officers, employees, consultants or advisors in plans approved by the Board of Directors,
(B) the reissuance of securities previously purchased by the Corporation from any of its employees to any successor, replacement or other employee, (C) securities of the Corporation issued or sold to the public pursuant to an offering registered under the Securities Act of 1933, as amended, or (D) warrants for up to 304,431 shares of Series D Preferred Stock issued to United Technologies Corporation or any direct or indirect wholly owned subsidiary thereof, or Convertible Securities or Common Stock issued or issuable pursuant to the exercise of such warrants or the conversion of any Convertible Securities issuable thereunder.

         (ix) Adjustment Upon Merger, Etc. In the event of (A) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Series D Preferred Stock, (B) any consolidation, merger or similar combination to which the Corporation is a party (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding shares of Series D Preferred Stock or Common Stock), (C) any conveyance or leasing of all or substantially all of the assets of the Corporation to another entity or (D) any recapitalization or reorganization of the Corporation (items (A) through (D) being hereinafter referred to as a "Change in Control"), each Series D Holder shall have the right to receive the same kind and amount of shares of stock and other securities or property (including cash) receivable upon such event by a holder of the number of shares of Common Stock issuable upon conversion of such Series D Preferred Stock immediately prior to such event. If any Series D Preferred Stock is to remain outstanding after any such event, or if, as a result of such event, the Series D Holders are to become the holders of securities which are convertible into common stock of the Corporation or any other corporation, then effective provision shall be made in the instrument effecting or providing for such event such that the holders of such Series D Preferred Stock or such other securities shall have the benefit of anti-dilution protection which is substantially similar to that granted by this Section 3(d).

         (x) Notice of Adjustment. Whenever any Conversion Price shall be adjusted as provided in this Section 3(d), the Corporation shall promptly prepare a statement stating the adjusted Conversion Price(s) determined as provided herein. Such statement shall show in detail the facts requiring such adjustment and the manner of determining such adjustment, including, if applicable, the method of determining the fair market value of assets. Such statement shall promptly be delivered to each Series D Holder who shall request the same in writing.

         4. Liquidation Rights.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, the Series D Holders shall be entitled to be paid in preference to holders of the Common Stock, the Series B Preferred Stock or other Preferred Stock junior to the Series D Preferred Stock, out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to $14.80 (plus any accrued but unpaid dividends, if any) for each share of Series D Preferred Stock (such amounts being referred to as the "Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Liquidation Preference, the Series D Holders shall share ratably in such distribution together with holders of Series A Preferred Stock and Series C Preferred Stock.

                  (b) No distribution in Liquidation shall be made to the holders of any shares of Common Stock, Series B Preferred Stock or other Preferred Stock junior to the Series D Preferred Stock unless, prior thereto, Series D Holders receive their full Liquidation Preference in accordance with the terms of Section 4(a) of this Article. Following the payment of the full amount of the Liquidation Preference to the Series D Holders no additional distributions shall be made to such holders.

                  (c) A merger or consolidation of the Corporation with or into any other corporation (other than a consolidation or merger in which the Corporation is the surviving corporation and which does not result in any reclassification of, or other change in, outstanding Shares of Series D Preferred Stock), or a share exchange or the sale or conveyance of substantially all of the assets of the Corporation, shall be deemed to be a Liquidation of the Corporation within the meaning of this Section 4.

         5. Voting Rights. Series D Holders shall be entitled to vote on all matters on which Holders of the Common Stock are entitled to vote and, except as otherwise provided in this Certificate of Incorporation or as required by law, the Common Stock and the Series D Preferred Stock shall vote together as one class. Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share on all matters on which they are entitled to vote equal to the number of shares of Common Stock (including fractional shares) into which each share of Series D Preferred Stock is then convertible.

         6. No Sinking Fund. The shares of Series D Preferred Stock shall not be subject to the benefit of a purchase, retirement or sinking fund.

         7. No Implied Limitations. Except as otherwise provided by express provisions of this Certificate of Designation or the Certificate of Incorporation, nothing herein shall limit, by inference or otherwise, the discretionary rights of the Board of Directors to issue Preferred Stock which is pari passu with, or junior to, the Series D Preferred Stock in right of dividend and liquidation preference, but in no event may the Board of Directors cause to be issued Preferred Stock which has rights senior to such rights of the Series D Preferred Stock.

         8. General Provisions. In addition to the above provisions with respect to the Series D Preferred Stock, such Series D Preferred Stock shall be subject to and be entitled to the benefit



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




of the provisions set forth in the Corporation's Certificate of Incorporation with respect to Preferred Stock generally.


         WITNESS the due execution hereof this 2nd day of September, 1999.


                                                   FREEMARKETS, INC.



                                                   By: /s/ Glen T. Meakem
                                                      ------------------------
                                                       Glen T. Meakem
                                                       Title:  President





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